Exhibit 10.1

Anthracite Capital Inc.

DOCS® financing facility*

Shares of Common Stock,

$0.001 par value

SALES AGREEMENT

June 4, 2008

*	DOCS® is a registered service mark of Brinson Patrick Securities Corporation.

THIS SALES AGREEMENT (this “Agreement”) dated as of June 4, 2008 among Brinson Patrick Securities Corporation, having its principal office at 330 Madison Avenue, 9th Floor, New York, New York 10017 (the “Sales Manager”), Anthracite Capital, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Company”), and BlackRock Financial Management, Inc. (the “Manager”) as to Sections 1.2 and 4.1(g) only.

WHEREAS, the Company desires to issue and sell through the Sales Manager shares of its common stock, par value $0.001 per share (such shares referred to herein as the “Common Stock”), on the terms set forth in Article II hereof.

WHEREAS, the Company and the Sales Manager entered into a Sales Agency Agreement, dated May 15, 2002, as amended by a First Amendment dated May 15, 2003 and a Second Amendment dated August 24, 2006 (as so amended, the “Previous Agreement”), and the parties wish this Agreement to replace the Previous Agreement.

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Sales Manager agree as follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES

OF THE COMPANY AND THE MANAGER

1.1 For purposes of this Agreement, unless the context requires to the contrary, the term “Company” shall also include all significant subsidiaries (as defined in Section 1-02 of Regulation S-X) of the Company. The Company represents and warrants to, and agrees with, the Sales Manager that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations thereunder (“Rules and Regulations”), and the Company is eligible to use Form S-3 for the transactions contemplated by this Agreement. A registration statement on Form S-3 (Registration No. 333-69848) with respect to, among other securities, the Common Stock, including a form of prospectus, has been prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations, has been filed with the Securities and Exchange Commission (the “Commission”) and has been declared effective by the Commission. No stop order suspending the effectiveness of such registration statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission. Additionally, the Company is eligible to file a new registration statement on Form S-3 with respect to the Common Stock. Each such registration statement, as it may have heretofore been or (only to the extent (i) filed and declared effective by the Commission after the date hereof and (ii) a prospectus supplement forming a part of such registration statement and relating to the Common Stock to be offered and sold pursuant to this Agreement having been filed pursuant to Rule 424 under the Act) may hereafter be filed, as amended, is referred to herein as the “Registration Statement,” and the final form of prospectus included in the Registration Statement, as amended or supplemented from time to time relating to the Common Stock, is referred to herein as the “Prospectus.” Any reference herein to the Registration Statement, the

Prospectus, or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

(b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Sales Manager, specifically for use in the Registration Statement, the Prospectus or any amendment or supplement thereto.

(c) The documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus, fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity, and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus fairly present the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein.

(e) Deloitte & Touche LLP, which has expressed their opinion with respect to financial statements and the supporting schedules, if any, included or incorporated by reference in the Registration Statement, is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland. Other than as disclosed in the Registration Statement, the Company has no other subsidiaries and does not control, directly or indirectly, any corporation, partnership, limited liability company, joint venture, association or other business organization. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which it owns or leases property), except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect on the Company. For purposes of this Agreement, “Material Adverse Effect” means any adverse effect on the business, operations, properties or financial condition of the Company that is (either alone or together with all other adverse effects) material to the Company and its subsidiaries, taken as a whole, and any material adverse effect on the issuance and sale of Common Stock by the Company contemplated under this Agreement. Each of the Company’s significant subsidiaries (as defined in Section 1-02 of Regulation S-X) is validly existing as a corporation, limited liability company or partnership, as applicable, in its respective jurisdiction of formation. Schedule 1.1(f) hereto identifies each of the Company’s subsidiaries that is a significant subsidiary of the Company (determined at December 31, 2007). All of the issued and outstanding capital stock, limited liability company interests or partnership interests, as applicable, of each significant subsidiary has been duly authorized and validly issued and, if applicable, is fully paid and nonassessable and (except as otherwise disclosed in the Registration Statement and the Prospectus or would not have a Material Adverse Effect) is owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except as otherwise disclosed in the Registration Statement and Prospectus, including without limitation the credit facilities and repurchase agreements filed as exhibits thereto or described therein, or as would not have a Material Adverse Effect). The Company has all requisite corporate power and authority, as applicable, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental orders or regulatory bodies or any other person or entity, to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for such authorizations, approvals, consents, orders, licenses, certificates and permits the absence of which would not have a Material Adverse Effect; and no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed or incorporated by reference in the Registration Statement and the Prospectus.

(g) The Company has good title to each of the items of personal property which are reflected in the financial statements referred to in Section 1.1(d) or are referred to in the Registration Statement and the Prospectus as being owned by the Company and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by the Company, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which would not have a Material Adverse Effect.

(h) The Company has been subject to the requirements of Section 12 of the Exchange Act during the period commencing 12 months preceding the filing of the Registration Statement and ending on the date hereof (the “Reporting Period”) and during such Reporting Period the Company has timely filed all material required to be filed pursuant to Sections 13(a), 14 and/or 15(d) of the Exchange Act. All such material conformed in form and substance in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder. As of the date of the initial filing of the Registration Statement on September 21, 2001, and as of the date hereof, the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company was and is at least $150 million.

(i) The debt financing employed by the Company to acquire its portfolio of mortgage assets is not convertible into shares of common stock of the Company or other equity interests in the Company except as disclosed in the Registration Statement and the Prospectus.

(j) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the knowledge of the Company, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or businesses of the Company that would have a Material Adverse Effect except as described or incorporated by reference in the Registration Statement.

(k) The Company maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for its businesses and, to the knowledge of the Company, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect, it being understood that the only insurance held by the Company and its significant subsidiaries are directors and officers insurance policies.

(l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; (iii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, the Company has not undertaken any material liability or obligation, direct or contingent, except such liabilities or obligations undertaken in the ordinary course of business; and (iv) there has not been any transaction that is material to the Company, except transactions in the ordinary course of business or as otherwise disclosed in the Registration Statement and the Prospectus.

(m) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. Each document, instrument, contract and agreement of the Company described in the Registration Statement or the Prospectus or listed as exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company in accordance with their terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, except as otherwise disclosed in the Registration Statement or Prospectus or except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Company is not, nor to the knowledge of the Company is any other party, in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, except for any default or event that would not have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected, which default or event would have a Material Adverse Effect.

(n) The Company is not in violation of any term or provision of its charter or by-laws. The Company is not in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation of any court or governmental body having jurisdiction over the Company, where the consequences of such violation would have a Material Adverse Effect.

(o) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Common Stock) will (i) conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the execution or imposition of any lien, charge, encumbrance, claim, security interest, restriction or defect upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or its properties or businesses are bound, or (ii) will violate any franchise, license, permit, judgment, decree, order, statute, rule or regulation of any court or governmental body having jurisdiction over the Company that is applicable to the Company or (iii) will violate any provision of the charter or by-laws of the Company except, in the case of (i) and (ii), as would not have a Material Adverse Effect or for which consents or waivers have already been obtained and are in full force and effect.

(p) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and none of the shares were issued in violation of any preemptive or other similar right. The Common Stock, when issued and sold pursuant to this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any capital stock of the Company or any security convertible into or exercisable or exchangeable for such capital stock, except for standard dividend reinvestment plans. The Common Stock conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus. Any stock options issued by the Company have been issued in compliance with applicable law, and the terms and provisions of such stock options were established in compliance with applicable law except as would not have a Material Adverse Effect.

(q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as (x) described or referred to therein, or (y) are not material (as to clauses (i) and (ii) only), are consistent with past practice (as to clauses (i) and (ii) only), or are publicly disclosed, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, except such liabilities or obligations incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock except for the dividends declared or paid on the Company’s 9.375% Series C Cumulative Redeemable Preferred Stock, 8.25% Series D Cumulative Redeemable Preferred Stock, 12% Series E-1 Cumulative Convertible Redeemable Preferred Stock, 12% Series E-2 Cumulative Convertible Redeemable Preferred Stock and 12% Series E-3 Cumulative Convertible Redeemable Preferred Stock, as applicable.

(r) Except as disclosed in the Registration Statement and Prospectus, no holder of any security of the Company has the right, which has not been waived or fulfilled, to have any security owned by such holder included in the Registration Statement or any right to demand registration of any security owned by such holder.

(s) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Common Stock by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Except for any “blue sky” filings or Trading Market (as defined below) listing applications to be filed pursuant hereto or any filings required by the Financial Industry Regulatory Authority, each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary for the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and the issuance and sale of the Common Stock by the Company has been obtained or made and is in full force and effect. and no such approval, consent, order, authorization, designation, declaration or filing is required in connection with the execution, delivery and performance by the Company of: (i) the Amended and Restated Investment Advisory Agreement, dated as of March 31, 2008, by and between the Manager and the Company; (ii) the Amended and Restated Accounting Services Agreement, dated as of March 15, 2007, by and between the Manager and the Company; or (iii) the Amended and Restated Administration Agreement, dated as of March 15, 2007 by and between the Company and the Manager (collectively, the “Management Agreements”). The Company will use its best reasonable efforts to cause the Common Stock to be listed for trading on the Trading Market. For purposes of this Agreement, the “Trading Market” is (i) the New York Stock Exchange, Inc., and (ii) each other securities exchange on which the common stock of the Company is listed for trading.

(t) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby or as described in the Registration Statement.

(u) The Company is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where the failure to be so in compliance would not have a Material Adverse Effect.

(v) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

(w) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Common Stock.

(x) The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof (and will file all such tax returns when and as required to be filed after the date hereof), or has received extensions thereof, and has paid all taxes shown on such returns to be due on or prior to the date hereof (and will pay all taxes shown on such returns to be due after the date hereof) and all assessments received by it to the extent that the same are material and have become due, except where the failure to file such a return or pay such amount would not have a Material Adverse Effect.

(y) The Company has met the qualification requirements for a “real estate investment trust” during its taxable years ending on December 31, 1999 to December 31, 2007 and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”), assuming no change in the applicable underlying law. The Company does not know of any current event that would cause or is likely to cause the Company to fail to qualify as a “real estate investment trust” at any time.

(z) The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(aa) The Company’s systems of internal accounting controls taken as a whole are sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company’s financial statements; and, to the best of the Company’s knowledge, neither the Company nor any employee or agent thereof has made any payment of funds of the Company or received or retained any funds, and no funds of the Company have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

(bb) The Company is not involved in any labor dispute and, to the knowledge of the Company, no such dispute has been threatened, except for such disputes as would not have a Material Adverse Effect on the Company, or subject the Company or its shareholders to any material liability or disability.

(cc) Except as disclosed in the Registration Statement or the Prospectus, (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or that would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have a Material Adverse Effect; (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries, except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not have a Material Adverse Effect; and (iii) the terms “hazardous wastes,” “toxic wastes” and “hazardous substances” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(dd) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including without limitation Section 402 related to loans and Sections 302 and 906 related to certificates.

1.2 The Manager hereby represents, warrants and agrees with the Sales Manager that:

(a) The Manager has been duly organized and is validly existing as a corporation and is in good standing under the laws of Delaware. The Manager is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not in the aggregate have a material adverse effect on the business, operations, properties or financial condition of the Manager and its subsidiaries, taken as a whole (a “Manager Material Adverse Effect”). The Manager has all requisite power and authority, and all necessary governmental licenses, to own, lease and operate its properties and conduct its business as it is now being conducted, except where the failure to possess such governmental licenses will not in the aggregate have a Manager Material Adverse Effect.

(b) The Manager has full legal right, power and authority to perform the Management Agreements and to consummate the transactions contemplated therein; the Management Agreements have been duly authorized, executed and delivered by the Manager and constitute valid and binding agreements of the Manager, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.

(c) The execution, delivery and performance of this Agreement by the Manager will not (i) conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under or result in the execution or imposition of any lien, charge, encumbrance, claim, security interest, restriction or defect upon any properties or assets of the Manager pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Manager is a party, or any of its properties or businesses are bound, (ii) will violate any franchise, license, permit, judgment, decree, order, statute, rule or regulation of any court or governmental body having jurisdiction over the Manager that is applicable to the Manager or (iii) will violate any provision of the charter or by-laws of the Manager except, for, in the case of (i) and (ii), as would not have a Material Adverse Effect or for which consents or waivers have already been obtained and are in full force and effect.

(d) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other government body is required in connection with execution, delivery and performance by the Manager of the Management Agreements.

ARTICLE II

SALE AND DELIVERY OF SECURITIES

2.1(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Sales Manager, as agent, and the Sales Manager agrees to sell, as agent for the Company, on a best efforts basis, shares of the Common Stock during the term of this Agreement on the terms set forth herein. The Common Stock will be sold from time to time as described in the Registration Statement and Prospectus, in amounts and, subject to price limitations, at prices as directed by the Company and as agreed to by the Sales Manager.

(b) The Company or the Sales Manager may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or e-mail), at any time and from time to time suspend the offering of Common Stock; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to the Common Stock sold hereunder prior to the giving of such notice.

(c) The compensation to the Sales Manager for sales of Common Stock sold under this Agreement shall be at a fixed commission rate of 2.0% of the gross sales price per share of any Common Stock sold under this Agreement. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sale shall constitute the net proceeds to the Company for such Common Stock (the “Net Proceeds”).

(d) The Company shall open and/or maintain a trading account (the “Trading Account”) at a clearing agent designated by the Sales Manager to facilitate the transactions contemplated by this Agreement. The Net Proceeds from the sale of the Common Stock shall be available in the Trading Account on the third business day (or such other day as is industry practice for regular-way trading) following each sale of the Common Stock (each, a “Settlement Date”). The Company shall effect the delivery of the applicable number of shares of Common Stock to an account designated by the Sales Manager at The Depository Trust Company on or before the Settlement Date of each sale hereunder. The Sales Manager’s compensation shall be withheld from the sales proceeds on each Settlement Date and shall be paid to the Sales Manager.

(e) At each Settlement Date, the Company and the Manager shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. Any obligation of the Sales Manager under this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company and Manager herein, to the performance by the Company and Manager of their obligations hereunder and to the continuing satisfaction of the additional conditions specified in Article IV of this Agreement.

(f) If the Company shall default on its obligation to deliver Common Stock on any Settlement Date, the Company shall (i) hold the Sales Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Sales Manager any commission to which it would otherwise be entitled absent such default.

ARTICLE III

COVENANTS OF THE COMPANY

3.1 The Company covenants and agrees with the Sales Manager that:

(a) As promptly as practicable after the date of this Agreement, the Company will (if not previously filed) file the Registration Statement to permit sales of the Common Stock under the Act. The Company will use its best reasonable efforts to cause the Registration Statement (if not already declared effective) to become effective as promptly as possible thereafter.

(b) During the period in which the Sales Agent has been requested to offer and sell Common Stock, the Company will notify the Sales Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information. The Company will prepare and file with the Commission, promptly upon the Sales Manager’s reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in the Sales Manager’s reasonable opinion, may be necessary or advisable in connection with the sale of the Common Stock pursuant to this Agreement. The Company will not file any amendment or supplement to the Registration Statement or Prospectus (other than a supplement or an amendment to the Prospectus that (i) does not materially change the information about the Company or its business, operations, properties or financial condition previously disclosed in the Registration Statement or Prospectus or (ii) relates to an offering of securities other than the Common Stock (each, an “Excluded Supplement”)) unless a copy thereof has been submitted to the Sales Manager a reasonable period of time before the filing and the Sales Manager has not reasonably objected thereto; and it will notify the Sales Manager at the time of filing thereof of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus, which will then be available on EDGAR and/or the Company’s website at http://www.anthracitecapital.com (and will furnish to the Sales Manager any such document that is not available on the EDGAR or Company’s website). The Company will cause each amendment to the Registration Statement or supplement to the Prospectus and each filing or report incorporated therein, to be prepared in form and substance in all material respects as required by the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, and to be timely filed with the Commission as required.

(c) The Company will advise the Sales Manager, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(d) Within the time during which a prospectus relating to the Common Stock is required to be delivered under the Act, the Company will use its reasonable best efforts to comply with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Common Stock as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify the Sales Manager to suspend the offering of Common Stock during such period and the Company will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance and will use its reasonable best efforts to have any amendment or supplement to the Registration Statement or Prospectus declared effective as soon as possible, unless the Company has reasonable business reasons to defer public disclosure of the relevant information.

(e) The Company will use its reasonable best efforts to qualify the Common Stock for sale under the securities laws of such jurisdictions as the Sales Manager designates and to continue such qualifications in effect so long as required for the sale of the Common Stock, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(f) The Company will furnish to the Sales Manager and its legal counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the

Registration Statement or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Common Stock is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Sales Manager may from time to time reasonably request. The Company will take such action as to enable the conditions set forth in Rule 153(b) of the Rules and Regulations to be satisfied at all times that the Sales Agent is selling Common Stock.

(g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all of its expenses incident to the performance of its obligations hereunder (including, but not limited to, any transaction fees imposed by any governmental or self-regulatory organization with respect to transactions contemplated by this Agreement and any blue sky fees) and will pay the expenses of printing all documents relating to the offering. The Company will reimburse the Sales Manager for its reasonable out-of-pocket costs and expenses incurred in connection with entering into this Agreement, including, without limitation, reasonable travel, reproduction, printing and similar expenses, initial and ongoing due diligence. In addition to any fees that may be payable to the Sales Manager under this Agreement, the Company will promptly, upon request of the Sales Manager, reimburse the Sales Manager for the reasonable fees and disbursements of the Sales Manager’s legal counsel in an amount up to fifty thousand dollars ($50,000) (x) incurred in connection with the establishment of the DOCS® financing facility established by this Agreement and (y) incurred in connection with any amendments to the DOCS® financing facility established by this Agreement, including, without limitation, in connection with any amendments to this Agreement and/or the drafting or revising of any Prospectus Supplement.

(i) The Company shall use its reasonable best efforts to list, subject to notice of issuance, the Common Stock on the applicable Trading Market.

(j) The Company will apply the Net Proceeds from the sale of the Stock as set forth in the Prospectus.

(k) The Company will not, directly or indirectly, offer or sell any shares of common stock (other than the Common Stock) or securities convertible into or exchangeable for, or any rights to purchase or acquire, common stock during the period from the date of this Agreement through the final Settlement Date for the sale of Common Stock hereunder without (i) giving the Sales Manager at least one business day prior notice (written, including, without limitation, email, or oral) specifying the nature of the proposed sale and the date of such proposed sale and (ii) suspending activity under this program for such period of time as may reasonably be determined by agreement of the Company and the Sales Manager; provided, however, that no such notice and suspension shall be required in connection with the Company’s issuance or sale of (i) shares of common stock or securities pursuant to any stock option, equity or benefits plan (including without limitation the Anthracite Capital, Inc. 2008 Manager Equity

Plan), stock ownership plan, dividend reinvestment plan (including without limitation Anthracite Capital, Inc.’s Dividend Reinvestment and Stock Purchase Plan) and Management Agreements, as such plans may be amended, replaced or supplemented from time to time, and (ii) common stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding on the date hereof. Notwithstanding the foregoing, this paragraph (k) shall not apply during periods that the Company is neither selling Common Stock through the Sales Manager nor has requested the Sales Manager to sell Common Stock.

(l) The Company will, at any time during the term of this Agreement, as supplemented from time to time, advise the Sales Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Sales Manager pursuant to Article IV of this Agreement.

(m) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than an Excluded Supplement or by a document incorporated by reference) and on the dates specified in Section 4.1(f) below, the Company shall (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) furnish or cause to be furnished to the Sales Manager forthwith a certificate, in form and substance reasonably satisfactory to the Sales Manager to the effect that the statements contained in the certificates referred to in Section 4.1(f) below that were last furnished to the Sales Manager are true and correct at the time of such amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Section 4.1(f) below, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(n) Each time that a post-effective amendment to the Registration Statement (other than an Excluded Supplement) is declared effective by the Commission, and at such other times as may be reasonably requested by the Sales Manager (including within a reasonable amount of time after the Company files its Annual Report or Form 10-K), the Company shall (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) furnish or cause to be furnished forthwith to the Sales Manager (with a copy to its legal counsel), a written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company (“Company Counsel”), or other counsel reasonably satisfactory to the Sales Manager, dated the date of effectiveness of such amendment or other such date, as the case may be, in form and substance reasonably satisfactory to the Sales Manager, of the same tenor as the opinion referred to in Section 4.1(d) below, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(o) Each time that a post-effective amendment to the Registration Statement (other than an Excluded Supplement) is declared effective by the Commission, and at such other times as may be reasonably requested by the Sales Manager (including within a reasonable amount of time after the Company files its Annual Report on Form 10-K), the Company shall

(unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) cause Deloitte & Touche, LLP, or other independent accountants then retained by the Company, forthwith to furnish to the Sales Manager a letter, dated the date of effectiveness of such amendment, or other such date, as the case may be, in form and substance reasonably satisfactory to the Sales Manager, of the same tenor as the letter referred to in Section 4.1(e) below but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) The Company represents and agrees that, unless it obtains the prior consent of the Sales Manager, and the Sales Manager represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Common Stock that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Sales Manager is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 of the Act, and has complied and will comply with the requirements of Rules 164 and 433 of the Act, as applicable to any Permitted Free Writing Prospectus, including timely Commission filings where required, legending and record keeping.

For the purposes of this Section, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Act, relating to the Common Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Act.

ARTICLE IV

CONDITIONS OF THE SALES MANAGER’S OBLIGATIONS

4.1 The obligations of the Sales Manager to sell the Common Stock as provided herein shall be subject to the accuracy, as of the date hereof, and as of each Settlement Date contemplated under this Agreement, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Registration Statement has been declared effective. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Sales Manager, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Sales Manager’s reasonable satisfaction. The Common Stock shall have been listed for trading on the Trading Market.

(b) The Sales Manager shall not have advised the Company that the disclosures in the Registration Statement or the Prospectus, or any amendment or supplement thereto, are not reasonably acceptable to the Sales Manager.

(c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change in the capital stock of the Company, or any material adverse change, or any development that may reasonably be expected to cause a material adverse change, in the condition (financial or other), business or results of operations of the Company, or any adverse change in the rating assigned to any securities of the Company.

(d) (i) The Sales Manager shall have received at the date of the first sale of Common Stock hereunder (the “Commencement Date”) and at every other date specified in Section 3.1(n) hereof, opinions of Company Counsel, dated as of the Commencement Date and dated as of such other date, in a form reasonably acceptable to the Sales Manager.

(ii) The Sales Manager shall have received a letter from Company Counsel authorizing the Sales Manager to rely on the opinion on tax matters delivered by Company Counsel as Exhibit 8.1 to the Registration Statement.

(e) At the Commencement Date and at such other dates specified in Section 3.1(o) hereof, the Sales Manager shall have received a “comfort letter” from Deloitte & Touche, LLP, independent public accountants for the Company, or other independent accountants then retained by the Company, dated the date of delivery thereof, in form and substance satisfactory to the Sales Manager.

(f) The Sales Manager shall have received from the Company a certificate, or certificates, signed by the Chief Financial Officer and Chief Operating Officer (or other officer acceptable to the Sales Manager) of the Company, dated as of the Commencement Date (if different from the date of the Agreement) and (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) dated as of the first business day of each calendar quarter thereafter and such other times as the Sales Manager shall request (each, a “Certificate Date”), to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Commencement Date or the Certificate Date (as the case may be), and the Company has performed all the agreements and satisfied all the conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to the Commencement Date and each such Certificate Date (as the case may be);

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of such officer after due inquiry, is threatened, by the Commission;

(iii) Since the date of this Agreement there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed; and

(iv) Since the date of this Agreement, there has not been any material adverse change in the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, which has not been described in the Registration Statement or Prospectus (directly or by incorporation by reference).

(g) The Sales Manager shall have received from the Manager a letter signed by an officer of the Manager dated as of the Commencement Date and (unless the Company is not then selling Common Stock through the Sales Manager and has not requested the Sales Manager to sell Common Stock) dated as of the first business day of each calendar quarter thereafter and each Certificate Date, to the effect that the representations and warranties made on behalf of the Manager in this Agreement are true and correct as of the date of the Commencement Date or the Certificate Date (as the case may be) as though made at such date.

(h) At the Commencement Date and on each Settlement Date, the Company shall have furnished to the Sales Manager such appropriate further certificates and documents as the Sales Manager may reasonably request.

(i) At the Commencement Date and on each Settlement Date, the Company shall have listed the Common Stock on the Trading Market.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Sales Manager. The Company will furnish the Sales Manager with such conformed copies of such opinions, certificates, letters and other documents as the Sales Manager shall reasonably request.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

5.1 (a) The Company agrees to indemnify and hold harmless the Sales Manager and each person, if any, who controls the Sales Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the representations in this Agreement or contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including, subject to Section 5(c) of this Agreement, the reasonable fees and disbursements of legal counsel chosen by the Sales Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Sales Manager expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b) The Sales Manager agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5.1(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Sales Manager expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c) Any indemnified party that proposes to assert the right to be indemnified under this Article V will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Article V, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from any liability that it might have to any indemnified party to the extent it is not materially prejudiced as a result thereof. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with legal counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own legal counsel in any such action, but the fees, expenses and other charges of such legal counsel will be at the expense of such indemnified party unless (1) the employment of legal counsel by the indemnified party has been authorized in writing by the indemnifying party and the indemnifying party expressly agrees in writing to pay such fees, expenses and charges, (2) the indemnified party has reasonably concluded (based on written advice of legal counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on written advice of legal counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed legal counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of legal counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Article V is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Sales Manager, the Company and the Sales Manager will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but with respect to the Company after deducting any contribution received by the Company from persons other than the Sales Manager, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Sales Manager may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Sales Manager on the other. The relative benefits received by the Company on the one hand and the Sales Manager on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation (before deducting expenses) received by the Sales Manager from the sale of Common Stock on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Sales Manager, on the other, with respect to the statements or omission which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Sales Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Sales Manager agree that it would not be just and equitable if contributions pursuant to this Section 5.1(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 5.1(d) shall be deemed to include, for the purpose of this Section 5.1(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the foregoing provisions of this Section 5.1(d), the Sales Manager shall not be required to contribute any amount in excess of the amount by which the total actual sales price at which Common Stock sold by the Sales Manager exceeds the amount of any damages that the Sales Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.1(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 5.1(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 5.1(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e) The indemnity and contribution provided by this Article V shall not relieve the Company and the Sales Manager from any liability the Company and the Sales Manager may otherwise have (including, without limitation, any liability the Sales Manager may have for a breach of its obligations under Article II of this Agreement).

ARTICLE VI

REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY

6.1 All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Sales Manager contained in Article V hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Sales Manager or any controlling persons, or the Company (or any of their officers, directors or controlling persons), and shall survive delivery of and payment for the Common Stock, it being understood and agreed by the parties that, notwithstanding the foregoing, such representations, warranties and agreements are made or deemed to have been made as of the date hereof only, on each date set forth in Section 2.1(e), or the date of the certificate only, as applicable, and not as of any other date.

ARTICLE VII

TERMINATION

7.1 The Company shall have the right, by giving notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 3.1(h), Article V and Article VI of this Agreement shall remain in full force and effect notwithstanding such termination.

7.2 The Sales Manager shall have the right, by giving notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Article 3.1(h), Article V and Article VI of this Agreement shall remain in full force and effect notwithstanding such termination.

7.3 This Agreement shall remain in full force and effect unless terminated pursuant to Section 7.1 or 7.2 of this Agreement or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 3.1(h), Article V and Article VI shall remain in full force and effect.

7.4 Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Manager or the Company, as the case may be. If such termination shall occur during a period when sales of Common Stock are being made pursuant to this Agreement, any sales of Common Stock made prior to the termination of this Agreement shall settle in accordance with the provisions of this Agreement.

ARTICLE VIII

NOTICES

8.1 All notices or communications hereunder shall be in writing and if sent to the Sales Manager shall be mailed, delivered or telecopied and confirmed to the Sales Manager at Brinson Patrick Securities Corporation, 330 Madison Avenue, 9th Floor, New York, New York 10017, facsimile number (212) 453-5555, Attention: Corporate Finance, or if sent to the Company or the Manager, shall be mailed, delivered or telecopied and confirmed to the Company at Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022, facsimile number (212) 810-8758, Attention: Richard Shea. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

ARTICLE IX

MISCELLANEOUS

9.1 This Agreement shall inure to the benefit of and be binding upon the Company and the Sales Manager and their respective successors and the controlling persons, officers and directors referred to in Article V hereof, and no other person will have any right or obligation hereunder.

9.2 This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, between the parties hereto with regard to the subject matter hereof.

9.3 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.4 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties agree that this Agreement will be considered signed when the signature of a party is delivered to the other party. Any facsimile transmission shall be treated in all respects as having the same effect as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

ANTHRACITE CAPITAL, INC.

By:	/s/ James J. Lillis
Name:	James J. Lillis
Title:	Chief Financial Officer and Treasurer

BRINSON PATRICK SECURITIES CORPORATION

By:	/s/ Todd Wyche
Name:	Todd Wyche
Title:	Managing Director

BLACKROCK FINANCIAL MANAGEMENT, INC. (solely with respect to Sections 1.2 and 4.1(g) herein)

By:	/s/ Richard M. Shea
Name:	Richard M. Shea
Title:	Managing Director

SCHEDULE 1.1(f)

[List of Significant Subsidiaries]